SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

EIGER BIOPHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:
Aggregate number of securities to which transaction applies:
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
Proposed maximum aggregate value of transaction:
Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

Amount previously paid:
Form, Schedule or Registration Statement No:
Filing party: Date Filed:

Your Vote Counts! EIGER BIOPHARMACEUTICALS, INC. 2021 Annual Meeting Vote by June 13, 2021 11:59 PM ET EIGER BIOPHARMACEUTICALS, INC. 2155 PARK BOULEVARD PALO ALTO, CA 94306 D43861-P52768 You invested in EIGER BIOPHARMACEUTICALS, INC. and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 14, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 14, 2021 10:00 AM, PDT Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting: To vote during the Meeting go to www.virtualshareholdermeeting.com/EIGR2021. Have the control number that is printed in the box available and follow the instructions. Vote Before the Meeting by Internet: To vote now by internet, go to www.proxyvote.com. Have the control number that is printed in the box available and follow the instructions. Vote Before the Meeting By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Thomas Dietz and Kim Sablich as Class III Directors of the Company, as recommended for nomination by the Nominating and Governance Committee and approved by the Board, to hold office until the 2024 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal; Nominees: For 01) Thomas Dietz 02) Kim Sablich For 2. Approval, on an advisory basis, of the compensation of the Companys named executive officers; 3. Ratification of the Audit Committees selection of KPMG LLP as the Companys independent registered public accounting firm for the year ending December 31, 2021; and For 4. Any other business properly brought before the 2021 Annual Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Sign up for E-delivery. D43862-P52768